UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2004

NOCOPI TECHNOLOGIES, INC.
(Exact name of issuer as specified in charter)

MARYLAND	0-20333	87-0406496
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9C Portland Road, West Conshohocken
                              Pennsylvania 19428
(Address of principal executive offices)

                                   (610) 834-9600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.      Entry into a Material Definitive Agreement.

On September 21, Nocopi Technologies, Inc. issued a press release announcing that it has entered into an Agreement of Terms with Entrevest I Associates. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Date: September 21, 2004	By:	/s/ Rudolph A. Lutterschmidt

Rudolph A. Lutterschmidt Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued September 21, 2004, of Nocopi Technologies, Inc.